SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

--------------------------------------------------------------------------------


                             Pursuant to Section 13

                                       or

                  15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 5, 2000


--------------------------------------------------------------------------------






                         Commission File Number 33-87570

                I.R.S. Employer Identification Number 41-1793975

                        American Church Mortgage Company

              Incorporated Under the Laws of the State of Minnesota

                            10237 Yellow Circle Drive
                              Minnetonka, MN 55343
                            Telephone: (612) 945-9455

                        AMERICAN CHURCH MORTGAGE COMPANY

Item 6. Resignations of Registrant's Directors

Director V. James Davis resigned from our Board of Directors effective June 5, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Dated:    June 5, 2000


                                      AMERICAN CHURCH MORTGAGE COMPANY

                                       By:    /s/ David G. Reinhart
                                            -----------------------
                                                  David G. Reinhart
                                            Chief Executive Officer, Treasurer
                                            (and Chief Financial Officer)